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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 3, 1999
                (Date of Report, Date of Earliest Event Reported)


                   Pacific Research & Engineering Corporation
             (Exact name of registrant as specified in its charter)



                                   California
                 (State or other jurisdiction of incorporation)



       001-11773                                           95-2638420
(Commission File Number)                       (IRS Employer Identification No.)


2070 Las Palmas Drive, Carlsbad, California                    92008
  (address of principal executive offices)                  (Zip Code)


                                 (760) 438-3911
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         The information set forth in the press release dated August 3, 1999 attached hereto as Exhibit 99.1 is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Company's press release dated August 3, 1999 relating to the Company's second quarter financial results is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PACIFIC RESEARCH &
                                          ENGINEERING CORPORATION


Date:    August 5, 1999                   By: /s/ Blake Clark
                                              -----------------------
                                              Blake Clark
                                              Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit                           Description

   99.1              Press Release, dated August 3, 1999.

   99.2              Press Release, dated August 3, 1999.


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